Exhibit 99.1

United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended July 31, 2016

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(7,616,834)
Unrealized Gain (Loss) on Market Value of Futures	(7,684,772)
Interest Income	191,496
ETF Transaction Fees	3,150
Total Income (Loss)	$(15,106,960)

Expenses
Management Fees	$460,913
Professional Fees	43,132
Brokerage Commissions	78,581
Non-interested Directors' Fees and Expenses	3,626
Prepaid Insurance Expense	2,416
Total Expenses	$588,668
Net Income (Loss)	$(15,695,628)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 7/1/16	$661,090,768
Additions (1,150,000 Shares)	49,108,654
Net Income (Loss)	(15,695,628)

Net Asset Value End of Month	$694,503,794
Net Asset Value Per Share (16,500,000 Shares)	$42.09

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended July 31, 2016 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended July 31, 2016

Statement of Income (Loss)

Income
Unrealized Gain (Loss) on Market Value of Futures	$34,777
Interest Income	789
Total Income (Loss)	$35,566

Expenses
Management Fees	$1,607
Professional Fees	7,651
Non-interested Directors' Fees and Expenses	16
Prepaid Insurance Expense	10
Total Expenses	9,284
Expense Waiver	(7,305)
Net Expenses	$1,979
Net Income (Loss)	$33,587

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 7/1/16	$2,904,564
Net Income (Loss)	33,587

Net Asset Value End of Month	$2,938,151
Net Asset Value Per Share (200,000 Shares)	$14.69

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended July 31, 2016 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

United States Agriculture Index Fund

Monthly Account Statement

For the Month Ended July 31, 2016

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(80,722)
Unrealized Gain (Loss) on Market Value of Futures	(54,528)
Unrealized Gain (Loss) on Foreign Currency Translations	(90)
Interest Income	565
Total Income (Loss)	$(134,775)

Expenses
Management Fees	$1,129
Professional Fees	7,214
Brokerage Commissions	275
Non-interested Directors' Fees and Expenses	11
Prepaid Insurance Expense	9
Total Expenses	8,638
Expense Waiver	(7,177)
Net Expenses	$1,461
Net Income (Loss)	$(136,236)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 7/1/16	$2,132,536
Net Income (Loss)	(136,236)

Net Asset Value End of Month	$1,996,300
Net Asset Value Per Share (100,000 Shares)	$19.96

To the Shareholders of United States Agriculture Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended July 31, 2016 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Agriculture Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended July 31, 2016

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(7,697,556)
Unrealized Gain (Loss) on Market Value of Futures	(7,704,523)
Unrealized Gain (Loss) on Foreign Currency Translations	(90)
Interest Income	192,850
ETF Transaction Fees	3,150
Total Income (Loss)	$(15,206,169)

Expenses
Management Fees	$463,649
Professional Fees	57,997
Brokerage Commissions	78,856
Non-interested Directors' Fees and Expenses	3,653
Prepaid Insurance Expense	2,435
Total Expenses	606,590
Expense Waiver	(14,482)
Net Expenses	$592,108
Net Income (Loss)	$(15,798,277)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 7/1/16	$666,127,868
Additions (1,150,000 Shares)	49,108,654
Net Income (Loss)	(15,798,277)

Net Asset Value End of Month	$699,438,245

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended July 31, 2016 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612